UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 6, 2017, Silgan Holdings Inc. (the "Company"), through certain of its wholly owned subsidiaries, completed the acquisition (the "Acquisition") of the dispensing systems business (the "Business") of WestRock Company ("WestRock") pursuant to the Purchase Agreement, dated as of January 23, 2017 (the "Purchase Agreement"), by and among Silgan Holdings LLC, Silgan White Cap Holdings Spain, S.L. and Silgan Holdings B.V. (collectively, the "Buyers"), the Company, WestRock MWV, LLC, a wholly owned subsidiary of WestRock (the "Seller"), and WestRock.  A description of the Purchase Agreement is included in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2017.  Pursuant to the Purchase Agreement, the Buyers and certain of their subsidiaries acquired all of the outstanding equity interests of all direct and indirect subsidiaries of the Seller that are engaged in the Business. The purchase price for the Acquisition was $1.025 billion in cash and is subject to adjustment for net working capital and certain other items as provided in the Purchase Agreement.  The Company funded the purchase price for the Acquisition through term and revolving loan borrowings under its amended and restated senior secured credit facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

On April 6, 2017, the Company borrowed $800 million of delayed draw A term loans and $225 million of revolving loans under its amended and restated senior secured credit facility in order to fund the purchase price for the Acquisition.  A description of the Company's amended and restated senior secured credit facility is included in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2017, which description is incorporated herein by reference.

Section 8—Other Events

Item 8.01.	Other Events.

On April 6, 2017, the Company issued a press release announcing the completion of the Acquisition.  A copy of this press release is filed herewith and attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The financial statements of the Business required by Item 9.01(a) of Form 8-K with respect to the Acquisition will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the due date of this Current Report on Form 8-K.

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the due date of this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 6, 2017 announcing the completion of the acquisition of the dispensing systems business.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By: /s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel
 and Secretary
Date: April 12, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 6, 2017 announcing the completion of the acquisition of the dispensing systems business.

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